Income tax	12 Months Ended
Dec. 31, 2017
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Income tax

7. Income tax

All figures in £ millions	Notes	2017	2016	2015
Current tax
Charge in respect of current year		(121)	(66)	(155)
Adjustments in respect of prior years		(2)	27	42

Total current tax charge		(123)	(39)	(113)

Deferred tax
In respect of temporary differences		96	277	185
Other adjustments in respect of prior years		14	(16)	9

Total deferred tax credit	13	110	261	194

Total tax (charge)/credit		(13)	222	81

The adjustments in respect of prior years in both 2017 and 2016 primarily arise from revising the previous year’s reported tax provision to reflect the tax returns subsequently filed. This results in a change between deferred and current tax as well as an absolute benefit to the total tax charge.

The tax on the Group’s profit/(loss) before tax differs from the theoretical amount that would arise using the UK tax rate as follows. Information for 2016 has been re-presented to give additional disclosure.

All figures in £ millions	2017	2016	2015
Profit/(loss) before tax	421	(2,557)	(433)
Tax calculated at UK rate (2017: 19.25%, 2016: 20%, 2015: 20.25%)	(81)	511	88
Effect of overseas tax rates	15	424	52
Joint venture and associate income reported net of tax	15	19	10
Intangible impairment not subject to tax	—	(722)	(60)
Intra-group financing benefit	26	34	18
Movement in provisions for tax uncertainties	49	(37)	30
Impact of US tax reform	(1)	—	—
Net expense not subject to tax	(39)	(8)	(10)
Gains and losses on sale of businesses not subject to tax	8	15	(32)
Utilisation of previously unrecognised tax losses and credits	(1)	—	—
Unrecognised tax losses	(16)	(25)	(22)
Adjustments in respect of prior years	12	11	7

Total tax (charge)/credit	(13)	222	81

UK	(36)	46	(25)
Overseas	23	176	106

Total tax (charge)/credit	(13)	222	81

Tax rate reflected in earnings	3.1%	8.7%	18.7%

The impact of US tax reform includes a benefit from revaluation of deferred tax balances to the reduced federal rate of £5m and a repatriation tax charge of £6m. The Group continues to analyse the detail of new legislation and this may result in revisions to these impacts.

Factors which may affect future tax charges include changes in tax legislation, transfer pricing regulations, the level and mix of profitability in different countries, and settlements with tax authorities.

The movement in provisions for tax uncertainties primarily reflects releases due to the expiry of relevant statutes of limitation. The current tax liability of £231m (2016: £224m) includes £280m (2016: £322m) of provisions for tax uncertainties principally in respect of a number of issues in the US, the UK and China. The issues provided for include the allocation between territories of proceeds of historic business disposals, and the potential disallowance of intra-group recharges and interest expense. The Group is currently under audit in a number of countries, and the timing of any resolution of these audits is uncertain. Of the balance of £280m, £38m relates to 2013 and earlier and is mostly under audit. In most countries tax years up to and including 2013 are now statute barred from examination by tax authorities. Of the remaining balance, £70m relates to 2014, £86m to 2015, £57m to 2016 and £29m to 2017. If relevant enquiry windows pass with no audit, management believes it is reasonably possible that provision levels will reduce by an estimated £60m within the next 12 months.

In 2016 the Group impaired US goodwill (see note 11). The majority of this impairment charge is not deductible for tax purposes.

The tax (charge)/benefit recognised in other comprehensive income is as follows:

All figures in £ millions	2017	2016	2015
Net exchange differences on translation of foreign operations	9	(5)	5
Fair value gain on other financial assets	(4)	—	—
Remeasurement of retirement benefit obligations	(42)	58	(24)

	(37)	53	(19)

A tax charge of £nil (2016: tax charge £nil, 2015: tax charge £1m) relating to share-based payments has been recognised directly in equity.